Exhibit 10.2 - Amendment to Stock Bonus Plan


                           AMENDMENT

                               TO

                     BURR-BROWN CORPORATION
                   STOCK BONUS PLAN AND TRUST


     Effective January 1, 1974, Burr-Brown Corporation adopted the Burr-Brown Corporation Stock Bonus Plan and Trust (the
"Plan") for the benefit of its eligible employees. The Plan has subsequently been restated and amended for time to time.

                      W I T N E S S E T H:

     WHEREAS,  the employer has reserved the right to amend  said
Plan in whole or in part; and

     WHEREAS,  on  August 18, 1996, employer  amended  the  Stock
Bonus  Plan to replace Mr. John L. Carter as Co-Trustee with  Mr.
Syrus P. Madavi.

     WHEREAS, John L. Carter has resigned as Co-Trustee  of  said
Plan and employer desires to amend the Plan pursuant to the power reserved to them by section 1.24 of the Plan.

     NOW, THERFORE, the Plan is amended as follows:

     1. John L. Carter is hereby deleted as a Co-Trustee of such Plan and Syrus P. Madavi is hereby substituted in his place and stead, and the name Syrus P. Madavi is hereby substituted for the name of John L. Carter in each place that it appears in said Plan.

     IN WITNESS WHEREOF, the parties enter into this Amendment to be effective on the 18th day of August, 1996.


Dated:  August 18, 1996




                              Thomas R. Brown, Jr.
                              Co-Trustee